LIMITED CONSENT

THIS LIMITED CONSENT (this “Limited Consent”) is made as of May 5, 2023, by and among Vertex Refining Alabama LLC, a Delaware limited liability company (the “Borrower”), Cantor Fitzgerald Securities, as agent (the “Agent”) under the Loan Agreement (as such terms are defined below), and the Lenders party hereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement (as defined below).

W I T N E S S E T H

WHEREAS, reference is made to that certain Loan and Security Agreement, dated as of April 1, 2022 (as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of May 26, 2022, that certain Amendment Number Two to Loan and Security Agreement, dated as of September 30, 2022 and that certain Amendment Number Three to Loan and Security Agreement, dated as of January 8, 2023, and as may be further amended from time to time, the “Loan Agreement”), by and among the Borrower, Vertex Energy, Inc., a Nevada corporation (“Parent”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Agent;

WHEREAS, Borrower previously requested, and the Agent and Lenders consented, to extend the deadline for the operating covenant under Section 6.18(x) with respect to providing evidence of initial commercial production of renewable diesel (the “Renewable Diesel Commercial Production Covenant”) to May 5, 2023;

WHEREAS, Borrower has requested that Agent and Lenders consent to a further extension of the deadline for Renewable Diesel Commercial Production Covenant;

WHEREAS, upon the terms and conditions set forth herein, Agent and Lenders (which, for the avoidance of doubt, constitute the Required Lenders) have agreed to consent to extend the timeline for Renewable Diesel Commercial Production Covenant to July 14, 2023 (the “Second Milestone Extension”), on the terms and conditions set forth herein;

WHEREAS, the Second Milestone Extension is not permitted under the Loan Agreement as in effect on the date hereof and in furtherance of the foregoing, the Borrower has requested that the Lenders (which, for the avoidance of doubt, constitute the Required Lenders) consent to the Second Milestone Extension (the “Specified Consent”).

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1.Limited Consent. In reliance upon the representations and warranties of each Loan Party set forth in Section 3 below, Agent and the undersigned Lenders, constituting the Required Lenders under the Loan Agreement, hereby consent to the Specified Consent. After giving effect to this Limited Consent, delivery of evidence of initial commercial production of renewable diesel after May 5, 2023, shall not constitute a Default under the Loan Agreement unless delivered after July 14, 2023. The foregoing is a limited consent. Except as expressly set forth in this Limited Consent, nothing in this Limited Consent shall constitute a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Loan Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

2.Conditions Precedent to Limited Consent. The satisfaction (or waiver in writing by Agent (at the direction of the Required Lenders) or the Required Lenders) of each of the following shall constitute conditions precedent to the effectiveness of this Limited Consent (the date on which all such conditions precedent are either satisfied or waived, being the “Consent Effective Date”):

a.The Agent and the Lenders shall have received this Limited Consent, duly executed by the parties hereto;
b.The Agent and the Lenders shall have received that certain Limited Consent Fee Letter, dated as of the date hereof (the “Limited Consent Fee Letter”), duly executed by the parties thereto;

c.The Borrower shall have paid, or cause to have been paid, the Consent Fee (as defined in the Limited Consent Fee Letter) in accordance with the Limited Consent Fee Letter; and
d.The Borrower shall have reimbursed the Agent for all reasonable and documented fees, costs and expenses incurred through the Consent Effective Date (including, without limitation, attorneys’ fees and expenses related to the preparation, negotiation, execution, delivery of this Limited Consent).

For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Limited Consent shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the proposed Consent Effective Date specifying its objection thereto.

3.Representations and Warranties. In order to induce Agent and the Required Lenders to enter into this Limited Consent, Parent and Borrower each hereby represents and warrants to Agent and the Required Lenders that:

a.each of the representations and warranties made to Agent and Lenders under the Loan Agreement and all of the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties are true and correct in all respects subject to such qualification) on and as of the date hereof (after giving effect to this Limited Consent, the Second Milestone Extension and the other documents executed in connection with this Limited Consent) except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date;
b.on and immediately prior to the date hereof and immediately after giving effect to the Second Milestone Extension and this Limited Consent, no Default or Event of Default will have occurred and be continuing; and
c.on and immediately prior to the date hereof and immediately after giving effect to the Second Milestone Extension and this Limited Consent, the Loan Parties, individually and collectively, are not Insolvent.

4.Fees. The Borrower shall pay any fees due and payable to the Lenders in accordance with the terms of the Limited Consent Fee Letter.

5.GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL PROVISIONS. THIS LIMITED CONSENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, JURISDICTION, AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 14.14 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

6.Amendments. This Limited Consent cannot be altered, amended, changed or modified in any respect except in accordance with Section 14.4 of the Loan Agreement.
7.Loan Documents. This Limited Consent and the Limited Consent Fee Letter are Loan Documents.
8.Counterparts. This Limited Consent and any notices delivered under this Limited Consent may be executed by means of (i) an electronic signature that complies with the Federal Electronic Signatures in Global and National

Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Limited Consent may be executed in any number of counterparts, and it is not necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.
9.Agent. The Agent has executed this Limited Consent as directed under and in accordance with the Loan Agreement and will perform this Limited Consent solely in its capacity as Agent hereunder, and not individually. In performing under this Limited Consent, the Agent shall have all rights, protections, immunities and indemnities granted to it under the Loan Agreement. Subject to the terms of the Loan Agreement, the Agent shall have no obligation to perform or exercise any discretionary act. Each of the undersigned Lenders, constituting the Required Lenders hereby directs and consents to the Agent’s execution of this Limited Consent.

[Signature Pages to Follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Limited Consent as of the date and year first above written.

CANTOR FITZGERALD SECURITIES, as Agent

By:	/s/ James Buccola
	Name:	James Buccola
	Title:	Head of Fixed Income

LENDERS: WHITEBOX MULTI-STRATEGY PARTNERS, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Senior Legal Analyst

WHITEBOX RELATIVE VALUE PARTNERS, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Senior Legal Analyst

WHITEBOX GT FUND, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Senior Legal Analyst

PANDORA SELECT PARTNERS, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Senior Legal Analyst

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P

By:	Highbridge Capital Management, LLC,
as Trading Manager and not in its individual capacity

By:	/s/ Jonathan Segal
	Name:	Jonathan Segal
	Title:	Managing Director, Co-Chief Investment Officer

BLACKROCK DIVERSIFIED PRIVATE DEBT FUND
MASTER LP

By:	BlackRock Financial Management, Inc.,
its manager

By:	/s/ Zach Viders
	Name:	Zach Viders
	Title:	Authorized Signatory

GCO II Aggregator 2 L.P.
By:	BlackRock Financial Management, Inc.,
its manager

By:	/s/ Zach Viders
	Name:	Zach Viders
	Title:	Authorized Signatory

CHAMBERS ENERGY CAPITAL IV, LP

By:	CEC Fund IV GP, LLC, its general partner

By:	/s/ Robert Hendricks
	Name:	Robert Hendricks
	Title:	Partner

CROWDOUT CAPITAL LLC

By:	/s/ Alexander Schoenbaum
	Name:	Alexander Schoenbaum
	Title:	Managing Member

CROWDOUT CREDIT OPPORTUNITIES FUND LLC

By:	/s/ Alexander Schoenbaum
	Name:	Alexander Schoenbaum
	Title:	Managing Member

Acknowledged and Agreed:

VERTEX REFINING ALABAMA LLC By: /s/ Benjamin P. Cowart
Name: Benjamin P. Cow Title: President and Chief Executive Off
VERTEX ENERGY, IN By: /s/ Benjamin P. Cowart
Name: Benjamin P. Cow Title: President and Chief Executive Of